Exhibit 10.1

Confidential portions of this document have been redacted and omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission (the "SEC") pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The redacted and omitted portions are indicated with the notation “*” and have been filed separately with the SEC.

FOURTH AMENDMENT

This Fourth Amendment, effective as of the date set forth above the signatures of the parties below (the “Effective Date”), amends the Exclusive Patent License Agreement dated April 15, 2011 by and between the Massachusetts Institute of Technology (“M.I.T.”), a Massachusetts corporation having its principal office at 77 Massachusetts Avenue, Cambridge, Massachusetts, 02139, and Enumeral Biomedical Corp., a Delaware Corporation having its principal place of business at 200 CambridgePark Drive, Suite 2000, Cambridge, MA 02140 (“COMPANY”), as amended by the First Amendment effective March 8, 2013, the Second Amendment effective July 16, 2014, and by the Third Amendment effective April 15, 2015 (the “LICENSE AGREEMENT”). Capitalized terms used herein without definition shall have the meaning given such terms in the LICENSE AGREEMENT.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the parties hereto agree to modify the LICENSE AGREEMENT as follows:

1.     Section 3.1(k) is hereby deleted and replaced with the following:

“(k)      In the aggregate, COMPANY or an AFFILIATE shall enter into at least * sublicenses and/or CORPORATE PARTNER agreements for the development of LICENSED PRODUCTS and/or DIAGNOSTIC PRODUCTS by *.”

2.     Section 3.1(m) is hereby deleted and replaced with the following:

“(m)      By *, COMPANY or an AFFILIATE or its SUBLICENSEE or CORPORATE PARTNER shall file an IND on a THERAPEUTIC PRODUCT.”

3.     The remaining terms and conditions of the LICENSE AGREEMENT remain intact.

IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be executed under seal by their duly authorized representatives.

The Effective Date of this Fourth Amendment is: April 14, 2016.

MASSACHUSETTS INSTITUTE OF		ENUMERAL BIOMEDICAL CORP.
TECHNOLOGY

By:	/s/ John H. Turner, Jr.	By:	/s/ Arthur H. Tinkelenberg, Ph.D.

Name:	John H. Turner, Jr.	Name:	Arthur H. Tinkelenberg, Ph.D.

Title:	Associate Director	Title:	President and Chief Executive Officer
Technology Licensing Office